Registration No. 333-207004

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Post-Effective Amendment No. 2

to

Form F-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Novartis AG

(Exact name of Registrant as specified in its charter)

Novartis Inc.

(Translation of Registrant’s name into English)

Switzerland

(State or other jurisdiction of incorporation or organization)

Not Applicable

(I.R.S. Employer Identification No.)

Lichtstrasse 35

4056 Basel, Switzerland

+41 61 324 1111

(Address and telephone number of Registrant’s principal executive offices)

Novartis Capital Corporation (Exact name of Registrant as specified in its charter)	Novartis Securities Investment Ltd. (Exact name of Registrant as specified in its charter)

Not Applicable (Translation of Registrant’s name into English)	Not Applicable (Translation of Registrant’s name into English)

Delaware (State or other jurisdiction of incorporation or organization)	Bermuda (State or other jurisdiction of incorporation or organization)

26-3086456 (I.R.S. Employer Identification No.)	Not Applicable (I.R.S. Employer Identification No.)

230 Park Avenue, 21st Floor New York, New York 10169 + 1 212 307 1122 (Address and telephone number of Registrant’s principal executive offices)	131 Front Street Hamilton, HM12, Bermuda +1 441 296 8025 (Address and telephone number of Registrant’s principal executive offices)

Dr. Felix R. Ehrat
Dr. Christian Rehm
Novartis AG
Lichtstrasse 35
CH-4056 Basel
Switzerland
+41 61 324 1111

(Name, address and telephone number of agent for service)

Copies of all communications to:

Bernd Bohr Mayer Brown International LLP 201 Bishopsgate London EC2M 3AF +44 20 3130 3640	Stuart K. Fleischmann Shearman & Sterling LLP 599 Lexington Ave New York, NY 10022 +1 212 848 7527

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Explanatory Note

The purpose of this Post-Effective Amendment No. 2 to the registration statement is to file certain exhibits to the registration statement.

2

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 9.   Exhibits

Exhibit Number	Description
1.1	Form of Underwriting Agreement (1)

4.1

Indenture, dated February 10, 2009 among Novartis Capital Corporation, Novartis Securities Investment Ltd. and Novartis Finance S.A., as issuers, Novartis AG, as guarantor, and HSBC Bank USA, National Association, as trustee (2)

4.2	Form of Guaranteed Debt Security (3)

4.3	Form of Guaranteed Debt Security for 3.000% Notes due 2025 (4)

4.4	Form of Guaranteed Debt Security for 4.000% Notes due 2045 (5)

4.5	Officer’s Certificate of Novartis Capital Corporation (6)

4.6	Form of Guaranteed Debt Security for 1.800% Notes due 2020

4.7	Form of Guaranteed Debt Security for 2.400% Notes due 2022

4.8	Form of Guaranteed Debt Security for 3.100% Notes due 2027

4.9	Officer’s Certificate of Novartis Capital Corporation

5.1	Opinion of Mayer Brown International LLP, special U.S. counsel to Novartis AG, Novartis Capital Corporation and Novartis Securities Investment Ltd. (7)

5.2	Opinion of Bär & Karrer AG, special Swiss counsel to Novartis AG (8)

5.3	Opinion of Appleby, special Bermuda counsel to Novartis Securities Investment Ltd. (9)

5.4	Opinion of Mayer Brown International LLP, special U.S. counsel to Novartis AG and Novartis Capital Corporation (10)

5.5	Opinion of Bär & Karrer AG, special Swiss counsel to Novartis AG (11)

5.6	Opinion of Mayer Brown International LLP, special U.S. counsel to Novartis AG and Novartis Capital Corporation

5.7	Opinion of Bär & Karrer AG, special Swiss counsel to Novartis AG

12.1	Computation of Ratio of Earnings to Fixed Charges (12)

12.2	Computation of Ratio of Earnings to Fixed Charges (13)

12.3	Computation of Ratio of Earnings to Fixed Charges (14)

23.1	Consent of Mayer Brown International LLP (included in Exhibits 5.1, 5.4 and 5.6)

23.2	Consent of Bär & Karrer AG (included in Exhibits 5.2, 5.5 and 5.7)

23.3	Consent of Appleby (included in Exhibit 5.3)

23.4	Consent of PricewaterhouseCoopers AG (15)

24.1	Powers of Attorney (16)

25.1	Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of HSBC Bank USA,

National Association (17)

(1)	Incorporated by reference to Exhibit 1.1 to Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

(2)	Incorporated by reference to Exhibit 4.1 to Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

(3)	Incorporated by reference to Exhibit 4.2 to Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

(4)	Incorporated by reference to Exhibit 4.3 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-207004) filed with the SEC November 20, 2015

(5)	Incorporated by reference to Exhibit 4.4 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-207004) filed with the SEC November 20, 2015

(6)	Incorporated by reference to Exhibit 4.5 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-207004) filed with the SEC November 20, 2015

(7)	Incorporated by reference to Exhibit 5.1 to Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

(8)	Incorporated by reference to Exhibit 5.2 to Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

(9)	Incorporated by reference to Exhibit 5.3 to Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

(10)	Incorporated by reference to Exhibit 5.4 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-207004) filed with the SEC November 20, 2015

(11)	Incorporated by reference to Exhibit 5.5 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-207004) filed with the SEC November 20, 2015

(12)	Incorporated by reference to Exhibit 12.1 to Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

(13)	Incorporated by reference to Exhibit 12.2 of the Report on Form 6-K furnished to the SEC on November 17, 2015 with a statement of computation of the ratio of earnings to fixed charges

(14)	Incorporated by reference to Exhibit 12.3 of the Report on Form 6-K furnished to the SEC on February 14, 2017 with a statement of computation of the ratio of earnings to fixed charges

(15)	Incorporated by reference to Exhibit 23.4 to Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

(16)	Incorporated by reference to the signature pages of Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

(17)	Incorporated by reference to Exhibit 25.1 to Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Novartis AG, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Basel, on the 17th day of February 2017.

Novartis AG

By:	/s/ DANIEL WEISS
Name:	Daniel Weiss
Title:	Authorized Signatory

By:	/s/ DR. CHRISTIAN REHM
Name:	Dr. Christian Rehm
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chief Executive Officer (principal	February 17, 2017
Joseph Jimenez	executive officer)

*	Chief Financial Officer (principal	February 17, 2017
Harry Kirsch	financial and accounting officer)

*	Chairman of the Board of Directors	February 17, 2017
Dr. Joerg Reinhardt

*	Vice Chairman of the Board of	February 17, 2017
Dr. Enrico Vanni	Directors

*	Director	February 17, 2017
Dr. Nancy C. Andrews

*	Director	February 17, 2017
Dr. Dimitri Azar

Director
Ton Buechner

Signature	Title	Date

*	Director	February 17, 2017
Dr. Srikant Datar

Director
Elizabeth Doherty

*	Director	February 17, 2017
Ann Fudge

*	Director	February 17, 2017
Dr. Pierre Landolt

*	Director	February 17, 2017
Dr. Andreas von Planta

*	Director	February 17, 2017
Dr. Charles L. Sawyers

*	Director	February 17, 2017
William T. Winters

*	Authorized U.S. Representative	February 17, 2017
Barry Rosenfeld

Pursuant to the requirements of the Securities Act of 1933, the registrant, Novartis Capital Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Basel, on the 17th day of February 2017.

Novartis Capital Corporation

By:	*
Name:	Craig Osten
Title:	Director and President (principal executive officer and principal financial and accounting officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ DANIEL WEISS	Chairman of the Board of Directors	February 17, 2017
Daniel Weiss

*	Director and President (principal	February 17, 2017
Craig Osten	executive officer and principal financial and accounting officer)

Pursuant to the requirements of the Securities Act of 1933, the registrant, Novartis Securities Investment Ltd., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Basel, on the 17th day of February 2017.

Novartis Securities Investment Ltd.

By:	*
Name:	Simon Zivi
Title:	Chairman of the Board of Directors (principal executive officer and principal financial and accounting officer)

By:	*
Name:	Michael L. Jones
Title:	Deputy Chairman of the Board of Directors and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chairman of the Board of Directors	February 17, 2017
Simon Zivi	(principal executive officer and principal financial and accounting officer)

*	Deputy Chairman of the Board of	February 17, 2017
Michael L. Jones	Directors and Secretary

*	Director	February 17, 2017
Felix Eichhorn

Director
Sarah Demerling

*	Alternate Director	February 17, 2017
Alison Dyer-Fagundo

Alternate Director
James Bodi

*	Authorized U.S. Representative	February 17, 2017
Barry Rosenfeld

*By his signature below, each of the undersigned, pursuant to a duly authorized power of attorney filed with the Securities and Exchange Commission, have signed this Post-Effective Amendment No. 2 to the registration statement on behalf of the person indicated.

/s/ DANIEL WEISS
Daniel Weiss

/s/ DR. CHRISTIAN REHM
Dr. Christian Rehm

EXHIBIT INDEX

Exhibit Number	Description
1.1	Form of Underwriting Agreement (1)

4.1

Indenture, dated February 10, 2009 among Novartis Capital Corporation, Novartis Securities Investment Ltd. and Novartis Finance S.A., as issuers, Novartis AG, as guarantor, and HSBC Bank USA, National Association, as trustee (2)

4.2	Form of Guaranteed Debt Security (3)

4.3	Form of Guaranteed Debt Security for 3.000% Notes due 2025 (4)

4.4	Form of Guaranteed Debt Security for 4.000% Notes due 2045 (5)

4.5	Officer’s Certificate of Novartis Capital Corporation (6)

4.6	Form of Guaranteed Debt Security for 1.800% Notes due 2020

4.7	Form of Guaranteed Debt Security for 2.400% Notes due 2022

4.8	Form of Guaranteed Debt Security for 3.100% Notes due 2027

4.9	Officer’s Certificate of Novartis Capital Corporation

5.1	Opinion of Mayer Brown International LLP, special U.S. counsel to Novartis AG, Novartis Capital Corporation and Novartis Securities Investment Ltd. (7)

5.2	Opinion of Bär & Karrer AG, special Swiss counsel to Novartis AG (8)

5.3	Opinion of Appleby, special Bermuda counsel to Novartis Securities Investment Ltd. (9)

5.4	Opinion of Mayer Brown International LLP, special U.S. counsel to Novartis AG and Novartis Capital Corporation (10)

5.5	Opinion of Bär & Karrer AG, special Swiss counsel to Novartis AG (11)

5.6	Opinion of Mayer Brown International LLP, special U.S. counsel to Novartis AG and Novartis Capital Corporation

5.7	Opinion of Bär & Karrer AG, special Swiss counsel to Novartis AG

12.1	Computation of Ratio of Earnings to Fixed Charges (12)

12.2	Computation of Ratio of Earnings to Fixed Charges (13)

12.3	Computation of Ratio of Earnings to Fixed Charges (14)

23.1	Consent of Mayer Brown International LLP (included in Exhibits 5.1, 5.4 and 5.6)

23.2	Consent of Bär & Karrer AG (included in Exhibits 5.2, 5.5 and 5.7)

23.3	Consent of Appleby (included in Exhibit 5.3)

23.4	Consent of PricewaterhouseCoopers AG (15)

24.1	Powers of Attorney (16)

25.1	Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of HSBC Bank USA, National Association (17)

(1)	Incorporated by reference to Exhibit 1.1 to Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

(2)	Incorporated by reference to Exhibit 4.1 to Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

(3)	Incorporated by reference to Exhibit 4.2 to Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

(4)	Incorporated by reference to Exhibit 4.3 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-207004) filed with the SEC November 20, 2015

(5)	Incorporated by reference to Exhibit 4.4 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-207004) filed with the SEC November 20, 2015

(6)	Incorporated by reference to Exhibit 4.5 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-207004) filed with the SEC November 20, 2015

(7)	Incorporated by reference to Exhibit 5.1 to Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

(8)	Incorporated by reference to Exhibit 5.2 to Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

(9)	Incorporated by reference to Exhibit 5.3 to Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

(10)	Incorporated by reference to Exhibit 5.4 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-207004) filed with the SEC November 20, 2015

(11)	Incorporated by reference to Exhibit 5.5 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-207004) filed with the SEC November 20, 2015

(12)	Incorporated by reference to Exhibit 12.1 to Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

(13)	Incorporated by reference to Exhibit 12.2 of the Report on Form 6-K furnished to the SEC on November 17, 2015 with a statement of computation of the ratio of earnings to fixed charges

(14)	Incorporated by reference to Exhibit 12.3 of the Report on Form 6-K furnished to the SEC on February 14, 2017 with a statement of computation of the ratio of earnings to fixed charges

(15)	Incorporated by reference to Exhibit 23.4 to Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

(16)	Incorporated by reference to the signature pages of Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015

(17)	Incorporated by reference to Exhibit 25.1 to Form F-3 (file no. 333-207004) filed with the SEC on September 18, 2015